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                                                              [EXECUTION COPY]


                             SUPPLEMENT TO GUARANTY


                          SUPPLEMENT NO. 1, dated as of March 31, 1998 (this
                 "Supplement"), to the Guaranty, dated as of September 30, 1996 (as amended, supplemented, or otherwise modified, from time to time, the "Guaranty"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 13 thereof (each, individually, a "Guarantor", and, collectively, the "Guarantors"), in favor of Bank of America National Trust and Savings Association, as Administrative Agent (in such capacity, the "Administrative Agent") for the ratable benefit of the Secured Creditors (as defined in the Guaranty).

                              W I T N E S S E T H:

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty;

         WHEREAS, the Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement;

         WHEREAS, pursuant to the provisions of Section 13 of the Guaranty, the undersigned is becoming an Additional Guarantor under the Guaranty; and

         WHEREAS, the undersigned desires to become a Guarantor under the Guaranty in order to induce the Lenders to continue to make and maintain Credit Extensions under the Credit Agreement as consideration therefor;

         NOW, THEREFORE, the undersigned agrees, for the benefit of the Administrative Agent and Secured Creditors, as follows:

         1. In accordance with the Guaranty, the undersigned by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder, (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each reference to a "Guarantor" or an "Additional Guarantor" in the Guaranty shall be deemed to include the undersigned and (c) agrees, and the Administrative Agent hereby acknowledges and agrees, to supplement and amend the Guaranty to clarify that, notwithstanding anything to the contrary contained therein, upon the sale or other disposition of any Guarantor thereunder in accordance with the terms of the Credit Agreement, such Guarantor shall be


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automatically released from all obligations thereunder to the extent that such sale or other disposition causes such Guarantor to cease being a Domestic Subsidiary of the Borrower.

         2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and the Guaranty constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

         3. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

         4. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Guaranty), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

         5. WITHOUT LIMITING THE EFFECT OF SECTION 20 OF THE GUARANTY, THE UNDERSIGNED AND THE ADMINISTRATIVE AGENT (ON ITS BEHALF AND ON BEHALF OF THE SECURED CREDITORS) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SUPPLEMENT, THE GUARANTY OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         6. Without limiting the effect of Section 21 of the Guaranty, the undersigned hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Supplement, the Guaranty or any other Loan Document, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the undersigned in care of the Borrower at the Borrower's address referred to in Section 11.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant to Section 11.2 of the Credit Agreement;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and




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         (e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         7. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         8. This Supplement hereby incorporates by reference the provisions of the Guaranty, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Guaranty.

         9. This Supplement is a Loan Document executed pursuant to the Credit Agreement and the Guaranty.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





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         IN WITNESS WHEREOF, the undersigned has duly executed this Supplement to the Guaranty as of the day and year first above written.



                                           SPALDING SPORTS CENTERS, INC.


                                           By _________________________________
                                              Name: W. Michael Kipphut
                                              Title:   Treasurer and
                                                       Vice President



ACCEPTED BY:

BANK OF AMERICA NATIONAL TRUST
   AND SAVINGS ASSOCIATION,
   as Administrative Agent


By ______________________________
   Name:
   Title: